Exhibit 10.7

AMENDMENT NO. 3

TO

LOAN AGREEMENT

This Amendment No. 3 to Loan Agreement (this “Amendment”) is made as of September 3, 2021, by and between VISIONARY PRIVATE EQUITY GROUP I, LP, a Missouri limited partnership (the “Lender”), and VICTORY OILFIELD TECH, INC. (formerly Victory Energy Corporation), a Nevada corporation (the “Borrower”). Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to them in the Loan Agreement (as defined below).

RECITALS

A. On April 10, 2018, Borrower and Lender entered into a Loan Agreement (as amended by Amendment No. 1 and Amendment No. 2, each as defined below, the “Loan Agreement”), pursuant to which the Borrower may request a loan (the “Loan”) from the Lender of up to $2,000,000 (the “Loan Amount”). The Lender has indicated that upon the request of the Borrower it may, in its sole discretion, advance amounts to the Borrower up to the Loan Amount.

B. On October 30, 2020, the Borrower and the Lender entered into Amendment No. 1 to the Loan Agreement, pursuant to which the loan amount was increased to $3,000,000 (“Amendment No. 1”).

C. On January 31, 2021, the Borrower and the Lender entered into Amendment No. 2 to the Loan Agreement, pursuant to which the loan amount was increased to $3,500,000 (“Amendment No. 2”).

D. The Loan is secured by a first priority security interest in all of the assets of the Borrower.

E. As of December 31, 2020, the outstanding balance on the Note (as defined below) was $3,081,676 of which $177,000 is Original Issue Discount. From January 1, 2021 to the date hereof, the Lender has advanced an additional $278,100 under the Note (the “Advance”).

F. The parties desire to amend the Loan Agreement as set forth herein, to increase the Loan Amount to $4,000,000 (the “New Loan Amount”), to cover the Advance and Borrower’s working capital needs. The Lender has indicated that upon the request of the Borrower it may, in its sole discretion, advance amounts to the Borrower up to the New Loan Amount.

AGREEMENTS

1. Agreement. Except as specifically modified by this Amendment, the terms and conditions of the Loan Agreement and the Note, shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the terms of the Loan Agreement and/or the Note, the terms of this Amendment shall control.

2. Amendments. (a) Section 2.1 of the Loan Agreement is hereby deleted and replaced in its entirety as follows:

“2.1 Loan. On the terms and subject to the conditions hereinafter set forth, the Lender may, in its sole discretion and upon the written request of the Borrower, loan to the Borrower up to the sum of $4,000,000.”

(b) Section 2.2 of the Loan Agreement is hereby amended such that the form of Note, as attached as Exhibit A thereto, is hereby amended and restated in its entirety as set forth in Exhibit A hereto.

3. Effective Immediately. The terms of this Amendment shall be effectively immediately upon execution of same.

4. Entire Agreement. This Amendment and the Loan Agreement and the Note constitute the entire agreement and understanding between the parties with regard to the subject matter hereof and supersede any prior written or oral agreements. Any modifications to this Amendment or the Loan Agreement or the Note must be in writing and signed by the authorized representatives of the Parties.

5. Choice of Law and Jurisdiction. The laws of the State of Texas shall apply to and control any interpretation, construction, performance or enforcement of this Amendment.

6. Counterparts and Facsimile or Electronic Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one agreement. A facsimile or electronic signature, including through technology such as DocuSign, to this Amendment shall be deemed an original and binding upon the party against whom enforcement is sought.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LENDER:

VISIONARY PRIVATE EQUITY GROUP I, LP,
BY: VISIONARY PE GP I, LLC, its General Partner

By:	/s/ Ronald Zamber
Name:	Ronald Zamber
Title:	Senior Managing Director

Address:	1520 South Fifth Street
Suite 308
St. Charles, MO 63303

BORROWER:

VICTORY OILFIELD TECH, INC.

By:	/s/ Kevin DeLeon
Name:	Kevin DeLeon
Title:	Chief Executive Officer

Address:	3355 Bee Caves Road
Suite 608
Austin, TX 78746

EXHIBIT A

FORM OF AMENDED AND RESTATED NOTE

(See Attached)